NATIONWIDE MUTUAL FUNDS
Nationwide Destination 2070 Fund

Supplement dated August 22, 2025
to the Statement of Additional Information dated January 30, 2025

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Statement of Additional Information (“SAI”).

Effective immediately, the list of underlying mutual funds that are part of the Nationwide group of funds (the “Nationwide Funds”) in which the Fund may currently invest on page 2 of the SAI is hereby revised to add the Nationwide Large Cap Equity Portfolio.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE